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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: October 29, 2002



                               USDATA Corporation
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                        000-25936              75-2405152
-------------------------------   -------------------------  -------------------
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



                2435 N. Central Expressway, Richardson, TX 75080
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)



       Registrant's Telephone Number, Including Area Code: (972) 680-9700




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ITEM 5.           OTHER EVENTS.

         On October 29, 2002, USDATA Corporation, a Delaware corporation ("USDATA"), issued a press release announcing management and board of directors changes. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 29, 2002



                                           USDATA CORPORATION


                                           By: /s/  Jennifer P. Dooley
                                              ----------------------------------
                                              Name:   Jennifer P. Dooley
                                              Title:  Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                                 Document
-----------                                 --------
   99.1                    Press Release dated October 29, 2002